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                                                                    EXHIBIT 10.1

                      FOURTH AMENDMENT TO REVOLVING CREDIT,
                        TERM LOAN AND SECURITY AGREEMENT

      THIS FOURTH AMENDMENT TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this "Amendment") is made as of November 15, 2004, among PVC CONTAINER CORPORATION, a Delaware corporation ("PVC"), NOVATEC PLASTICS CORPORATION, a Delaware corporation ("Novatec"), NOVAPAK CORPORATION, a Delaware corporation ("Novapak"), AIROPAK CORPORATION, a Delaware corporation ("Airopak"), MARPAC INDUSTRIES, INC., a New York corporation ("MI"), and MARPAC SOUTHWEST, INC., an Oklahoma corporation ("MS") (PVC, Novatec, Novapak, Airopak, MI and MS, each a "Borrower" and collectively the "Borrowers"), PNC BANK, NATIONAL ASSOCIATION, a national banking association ("PNC"), as a Lender (as defined below) and as agent for Lenders (in such capacity, the "Agent"), and each other Lender that is a signatory hereto.

                              W I T N E S S E T H:

      A. Pursuant to the Revolving Credit, Term Loan and Security Agreement dated August 31, 2000, as amended by the First Amendment to Revolving Credit, Term Loan and Security Agreement dated as of November 27, 2001, Second Amendment to Revolving Credit, Term Loan and Security Agreement dated as of June 11, 2003 and Third Amendment to Revolving Credit, Term Loan and Security Agreement dated as of April 9, 2004 (the "Third Amendment") (as further amended, supplemented or modified from time to time, the "Credit Agreement"), by and among the Borrowers, a former Borrower (PVC Container International Sales Corporation ("PVCCISC")), the financial institutions which are now or which hereafter become a party thereto (collectively, the "Lenders" and individually a "Lender") and the Agent, as agent for the Lenders, the Lenders agreed to make revolving credit and term loans to the Borrowers upon the terms and conditions set forth therein.

      B. Simultaneously with the execution, delivery and effectiveness hereof, PNC is purchasing from the other two Lenders all of the Commitment Percentages of such other Lenders and all of the outstanding Advances and other amounts owing to such other Lenders under the Credit Agreement and the Note, together with all instruments, documents and collateral security pertaining thereto, which purchases are being made pursuant to separate Commitment Transfer Supplements dated as of the date hereof between PNC, on the one hand, and each of such other Lenders, on the other hand; and, as a result of such purchases, PNC is now the sole Lender.

      C. The Borrowers, the Agent and the sole Lender have agreed to amend the Credit Agreement upon the terms and subject to the conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Agent and the sole Lender agree as follows:

      1. Capitalized terms used in this Amendment shall have the same meanings given them in the Credit Agreement, unless otherwise defined herein.

      2. The definition of "EBITDA" in Section 1.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

            ""EBITDA" shall mean for any period the sum of (i) Earnings Before Interest and Taxes for such period plus (ii) depreciation expenses for such
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            period, plus (iii) amortization expenses for such period, plus (iv)
            non-cash deferred management fees which are expended during such period, plus (v) restructuring charges for the Borrowers' fiscal year ended June 30, 2004 previously approved by Agent, plus (vi) in the case of any such period which is the Borrowers' fiscal year ending June 30, 2005 or which includes any part of such fiscal year, one-time charges for outside consultants, severance and other restructuring charges approved by Agent for such fiscal year or part thereof not exceeding an aggregate amount of $2,200,000 for such fiscal year."

      3. The definition of "Fee Letter" in Section 1.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

            "Fee Letter" shall mean the fee letter dated August 31, 2000 among Borrowers and PNC, as amended by letter dated November 15, 2004 among Borrowers and PNC."

      4. The definition of "Maximum Equipment Loan Amount" in Section 1.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

            ""Maximum Equipment Loan Amount" shall mean $1,000,000 less repayments of the Equipment Loans."

      5. The definition of "Maximum Loan Amount" in Section 1.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

            ""Maximum Loan Amount" shall mean $28,532,000 less repayments of the Term Loan and Equipment Loans."

      6. The definition of "Maximum Revolving Advance Amount" in Section 1.2 of the Credit Agreement is hereby amended to read in its entirety as follows:

            ""Maximum Revolving Advance Amount" shall mean $18,000,000."

      7. Section 1.2 of the Credit Agreement is hereby amended to add the following definitions in the appropriate alphabetical positions:

            ""Anti-Terrorism Laws" shall mean any Laws relating to terrorism or money laundering, including Executive Order No. 13224, the USA Patriot

            Act, the Laws comprising or implementing the Bank Secrecy Act, and the Laws administered by the United States Treasury Department's Office of Foreign Asset Control (as any of the foregoing Laws may from time to time be amended, renewed, extended, or replaced)."

            ""Blocked Person" shall have the meaning assigned to such term in
            Section 5.24."

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            ""Excess Cash Flow" for any fiscal period shall mean aggregate
            EBITDA of Borrowers for such fiscal period minus non-financed capital expenditures made by Borrowers during such fiscal period minus taxes actually paid in cash by Borrowers during such fiscal period plus decreases in working capital of Borrowers for such fiscal period minus increases in working capital of Borrowers during such fiscal period."

            ""Executive Order No. 13224" shall mean the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, as the same has been, or shall hereafter be, renewed, extended, amended or replaced."

            ""Law" or "law" shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award by or settlement agreement with any Governmental Body."

            ""USA Patriot Act" shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced."

      8. Section 1.2 of the Credit Agreement is hereby amended to delete the definitions of "Maximum Initial Equipment Loan Amount" and "Maximum Additional Equipment Loan Amount" appearing therein.

      9. Section 2.1(a)(y)(ii) of the Credit Agreement is hereby amended to change the amount "$10,000,000" appearing therein to "$9,000,000".

      10. The Term Loan and certain Initial Equipment Loans (as defined in the Third Amendment) have heretofore been advanced by the Lenders to the Borrowers, subject to the terms and conditions of the Credit Agreement. No Additional Equipment Loans (as defined in the Third Amendment) have been advanced by the Lenders to the Borrowers. The Borrowers and the sole Lender hereby agree:

            (a) that the entire outstanding principal balance of all of the Initial Equipment Loans previously so advanced are hereby converted to and added to and hereby become a part of the Term Loan under the Credit Agreement and shall be included in the "Term Loan" and shall no longer be deemed "Equipment Loans" as such terms are used in the Credit Agreement, and

            (b) that the Credit Agreement shall be amended to provide for certain new Equipment Loans as herein provided, subject to the terms and conditions of the Credit Agreement, as amended hereby.

            (c) Section 2.4 of the Credit Agreement is hereby amended to read in its entirety as follows:

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                  "2.4. (a) Term Loan. Subject to the terms and conditions of this Agreement, each Lender, severally and not jointly, has made a Term Loan to Borrowers. As of November 15, 2004, the principal balance of the Term Loan is Five Million Six Hundred Eighty-Five Thousand Eight Hundred Eighty-Eight and 21/100 Dollars ($5,685,888.21) and shall be, with respect to principal, payable as follows, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement: (i) the principal portion of the Term Loan shall be payable in consecutive monthly installments of ninety-four thousand seven hundred sixty four and 20/100 dollars ($94,764.20) on the first Business Day of each calendar month, commencing on December 1, 2004, through and including November 1, 2007, with a final payment on the last day of the Term in the amount necessary to repay in full the entire unpaid principal amount of the Term Loan; and (ii) in addition to the Term Loan payments set forth in Section 2.4(a)(i), Borrowers shall pay, as additional principal payments on the Term Loan, fifty percent (50%) of Excess Cash Flow in accordance with
            Section 2.14(b); provided that the aggregate of all principal payments made pursuant to this Section 2.4(a) shall not exceed the principal amount of the Term Loan. The Term Loan shall be evidenced by one or more secured promissory notes (collectively, the "Term Note") in substantially the form attached hereto as Exhibit 2.4(a). Once repaid, the Term Loan may not be reborrowed.

                  (b) Equipment Loans. (i) Subject to the terms and conditions of this Agreement, each Lender, severally and not jointly, shall, from time to time, make available Advances to Borrowers (each, an "Equipment Loan" and collectively, the "Equipment Loans") at any time during the period commencing November 15, 2004 and ending on November 15, 2005 (the "Borrowing Period") to finance Borrowers' purchase of Equipment for use in Borrowers' business. All such Equipment Loans shall be in such amounts as are requested by Borrowing Agent, but in no event shall any Equipment Loan exceed eighty percent (80%) of the net invoice cost (excluding taxes, shipping, delivery, handling, installation, overhead and other so called "soft" costs) of the Equipment then to be purchased by Borrowers and the total amount of all Equipment Loans outstanding hereunder shall not exceed, in the aggregate, the sum of one million dollars ($1,000,000). Once repaid Equipment Loans may not be reborrowed.

                  (ii) Advances constituting Equipment Loans shall be
            accumulated during the Borrowing Period. At the end of the Borrowing Period, the sum of all Equipment Loans made during the Borrowing Period shall amortize on the basis of a five (5) year schedule (such amount as determined with respect to the Borrowing Period, the "Amortization Amount"). The Equipment Loans shall be, with respect to principal, payable in equal monthly installments based upon the amortization schedule set forth above, commencing on December 1, 2005 and on the first day of each month thereafter with the balance payable upon the expiration of the Term, subject to acceleration upon the occurrence of an Event of Default under this Agreement or termination of this Agreement, and shall be evidenced by one or more secured promissory notes (collectively, the "Equipment Note"), executed by Borrowers in substantially the form annexed hereto as Exhibit 2.4(b)."

      11. Section 2.9(b) of the Credit Agreement is hereby amended to change the amount "$4,192,000" appearing therein to "$3,846,000".

      12. Section 2.14 of the Credit Agreement is hereby amended (a) to insert "(a)" immediately prior to "Subject to" in the first line thereof and (b) to add the following new clause (b) at the end thereof:

                  "(b) Commencing with the fiscal year of Borrowers ended June
            30, 2005, Borrowers shall prepay the outstanding amount of the Advances in an amount equal to 50% of Excess Cash Flow for each fiscal year payable upon delivery of the financial statements to Agent referred to in and required by Section 9.7 for such fiscal year, but in any event not later than ninety (90) days after the end of each such fiscal year, which amount shall be applied (x) first, ratably to the outstanding principal installments of the Term Loan in the inverse order of the maturities thereof, (y) second, to the outstanding principal installments of the Equipment Loans in the inverse order of maturities thereof and (z) third, to the remaining Advances in such order as Agent may determine subject to Borrowers' ability to reborrow Revolving Advances in accordance with the terms hereof. In the event that the financial statements are not so delivered, then a calculation based upon estimated amounts shall be made by Agent upon which calculation Borrowers shall make the prepayment required by this Section 2.14(b), subject to adjustment when the financial statements are delivered to Agent as required hereby. The calculation made by Agent shall not be deemed a waiver of any rights Agent or Lenders may have as a result of the failure by Borrowers to deliver such financial statements."

      13. Article V of the Credit Agreement is hereby amended to add the following new Section 5.24 at the end thereof:

            "5.24. Anti-Terrorism Laws.

                  (a) General.

            None of the Borrowers nor or any Affiliate of any Borrower, is in violation of any Anti-Terrorism Law or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.

                  (b) Executive Order No. 13224

                  None of the Borrowers, nor or any Affiliate of any Borrower,
            or their respective agents acting or benefiting in any capacity in connection with the Advances or other transactions hereunder, is any of the following (each a "Blocked Person"):

                  (i) a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;

                  (ii) a Person owned or controlled by, or acting for or on
            behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224;

                  (iii) a Person or entity with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law;

                  (iv) a Person or entity that commits, threatens or conspires to commit or supports "terrorism" as defined in the Executive Order No. 13224;

                  (v) a Person or entity that is named as a "specially
            designated national" on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list, or

                  (vi) a person or entity who is affiliated or associated with a person or entity listed above.

            No Borrower or to the knowledge of any Borrower, any of its agents acting in any capacity in connection with the Advances or other transactions hereunder (i) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (ii) deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224."

      14. Section 6.5 of the Credit Agreement is hereby amended to read in its entirety as follows:

            "6.5. Net Worth. Maintain:

                  (a) at all times prior to November 15, 2004 a Net Worth in an amount not less than $16,800,000; provided that such amount shall be increased at the end of each fiscal year of Borrowers, commencing with fiscal year end June 30, 2001, by an amount equal to fifty percent (50%) of the net income, if any, of Borrowers on a consolidated basis for such fiscal year then ended, calculated in accordance with GAAP, and provided further, however, that, notwithstanding the foregoing, such Net Worth as of December 31, 2001 shall be in an amount not less than $16,500,000, and

                  (b) at all times from and after November 15, 2004 a Net Worth in an amount of not less than $16,200,000; provided that such amount shall be increased at the end of each fiscal year of Borrowers, commencing with fiscal year end June 30, 2005, by an amount equal to fifty percent (50%) of the net income, if any, of Borrowers on a consolidated basis for such fiscal year then ended, calculated in accordance with GAAP."

      15. Section 6.6 of the Credit Agreement is hereby amended to read in its entirety as follows:

            "6.6 Fixed Charge Coverage Ratio. Maintain a Fixed Charge Coverage Ratio of not less than (a) 1.10 to 1.00 for the period of four (4) consecutive fiscal quarters ending September 30, 2004, (b) 1.00 to
            1.00 for each rolling period of four (4) consecutive fiscal quarters ending December 31, 2004 and March 31, 2005, and (c) thereafter,
            1.10 to 1.00 for each rolling period of four (4) consecutive fiscal quarters."

      16. Article VII of the Credit Agreement is hereby amended to add the following new Section 7.18 at the end thereof:

            "7.18 Anti-Terrorism Laws.

                  The Borrowers and their respective Affiliates and agents shall not (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including the making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224; or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in the Executive Order No. 13224, the USA Patriot Act or any other Anti-Terrorism Law. Each Borrower shall deliver to Agent any certification or other evidence requested from time to time by any Lender in its sole discretion, confirming such Borrower's compliance with this Section."

      17. Clause (b) of Section 8.3 of the Credit Agreement is hereby amended to read as follows:

            "(b) after giving effect thereto, the aggregate Equipment Loans outstanding shall not exceed the Maximum Equipment Loan Amount."

      18. Section 13.1 of the Credit Agreement is hereby amended to change the date "August 31, 2005" appearing in the first sentence thereof to "November 15, 2007".

      19. Article XV of the Credit Agreement is hereby amended to add the following new Section 15.3 at the end thereof:

            "15.3. No Reliance on Agent's Customer Identification Program.

                  Each Lender acknowledges and agrees that neither such Lender, nor any of its Affiliates, participants or assignees, may rely on the Agent to carry out such Lender's, Affiliate's, participant's or assignee's customer identification program, or other obligations required or imposed under or pursuant to the USA Patriot Act or the regulations thereunder, including the regulations contained in 31 CFR 103.121 (as hereafter amended or replaced, the "CIP Regulations"), or any other Anti-Terrorism Law, including any programs involving any of the following items relating to or in connection with any of the Borrowers, their Affiliates or their agents, this Agreement, the Other Documents or the transactions hereunder or contemplated hereby: (1) any identity verification procedures, (2) any record-keeping, (3) comparisons with government lists, (4) customer notices or (5) other procedures required under the CIP Regulations or such other Laws."

      20. Article XVI of the Credit Agreement is hereby amended to add the following new Section 16.17 at the end thereof:

            "16.17 Certifications From Lenders and Participants - U.S. Patriot
            Act

                  Each Lender or assignee or participant of a Lender that is not incorporated under the laws of the United States of America or a state thereof (and is not excepted from the certification requirement contained in Section 313 of the USA Patriot Act and the applicable regulations because it is both (i) an affiliate of a depository institution or foreign bank that maintains a physical presence in the United States or foreign country, and (ii) subject to supervision by a banking authority regulating such affiliated depository institution or foreign bank) shall deliver to the Agent the certification, or, if applicable, recertification, certifying that such Lender is not a "shell" and certifying to other matters as required by Section 313 of the USA Patriot Act and the applicable regulations: (1) within 10 days after the Closing Date, and (2) as such other times as are required under the USA Patriot Act."

      21. The Borrowers have requested that the Agent and the sole Lender consent to the dissolution of Marpac Southwest, Inc., which is one of the Borrowers. The Borrowers hereby represent and warrant to the Agent and the sole Lender that Marpac Southwest, Inc. has no assets and hereby agree that no assets shall be transferred into Marpac Southwest, Inc. prior to its dissolution. In reliance on the foregoing, the Agent and the sole Lender hereby consent to the dissolution of Marpac Southwest, Inc.. The Borrowers agree to furnish evidence of such dissolution to the Agent promptly after it has been accomplished.

      22. The Agent and the sole Lender hereby consent to the dissolution of PVCCISC, a former Borrower.

      23. The Borrowers agree to pay to the sole Lender an amendment fee of thirty thousand dollars ($30,000) (the "Amendment Fee").

      24. In order to induce the sole Lender and the Agent to enter into this Amendment, Borrowers hereby represent, warrant and covenant that:

            (a) no Default or Event of Default has occurred and is continuing or will occur after giving effect to the transactions contemplated by this Amendment.

            (b) this Amendment, the letter referred to in clause (b) of Section 25 hereof and each Note referred to in clause (c) of Section 25 hereof have been duly authorized, executed and delivered by each Borrower and constitute their respective legal, valid and binding obligations, enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally;

            (c) the Credit Agreement and each of the Other Documents, after giving effect to this Amendment and the transactions contemplated hereby, continue to be in full force and effect and to constitute the legal, valid and binding obligations of each Borrower, enforceable against each such Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally; and

            (d) the representations and warranties made by each Borrower in or pursuant to the Credit Agreement or any Other Document, or which are contained in any certificate, document or financial or other statement furnished at any time under or in connection herewith or therewith, are each true and correct in all material respects on and as of the date hereof, as though made on and as of such date.

      25. This Amendment shall become effective as of the date first set forth above upon receipt by the Agent of (a) four (4) originals of this Amendment executed by each Borrower and one original of this Amendment executed by the sole Lender; (b) two (2) originals of the letter attached hereto as Exhibit A, executed by each Borrower and one (1) original of such letter executed by the sole Lender; (c) one (1) original of each of the following Notes, dated the date hereof, executed by the Borrowers in favor of the sole Lender: (i) a Revolving Credit Note in the principal amount of eighteen million dollars ($18,000,000); (ii) a Term Note in the principal amount of five million six hundred eighty-five thousand eight hundred eighty-eight and 21/00 dollars ($5,685,888.21); and (iii) an Equipment
Note in the principal amount of one million dollars ($1,000,000); (d) a certificate of the Secretary of each Borrower dated the date hereof, in form and substance satisfactory to the Agent, as to (i) the resolutions of the Board of Directors of each Borrower authorizing this Amendment, (ii) the incumbency and signature of the officers of each Borrower executing this Amendment and any other documents to be delivered pursuant hereto or pursuant to the Credit Agreement, including evidence of the incumbency of such Secretary, (iii) the Articles of Incorporation and By-Laws of each Borrower, (iv) the organization, existence and good standing of each Borrower and (v) the existence of no shareholder agreements among the Borrowers and their respective shareholders;
(e) an executed legal opinion of Brown Raysman Millstein Felder & Steiner LLP dated the date hereof, in form and substance satisfactory to the Agent, which shall cover such matters incident to this Amendment and the Credit Agreement, as amended by this Amendment, as the Agent may require; (f) good standing certificates for each Borrower (other than Marpac Southwest, Inc.) issued by the Secretary of State or other appropriate official of each Borrower's jurisdiction of incorporation; and (g) payment of the Amendment Fee.

      26. On the date hereof, as provided in clause (c) of Section 25 hereof, the Borrowers are executing and delivering to the Agent one (1) original of each of the following Notes, dated the date hereof, in favor of the sole Lender:

                  (i) a Revolving Credit Note in the principal amount of eighteen million dollars ($18,000,000);

                  (ii) a Term Note in the principal amount of five million six hundred eighty-five thousand eight hundred eighty-eight and 21/00 dollars ($5,685,888.21); and

                  (iii) an Equipment Note in the principal amount of one million dollars ($1,000,000).

      The Borrowers hereby acknowledge and confirm that the Revolving Credit Note referred to in clause (i) above is being issued in replacement and substitution for the following Revolving Credit Notes:

            (a) Revolving Credit Note dated August 31, 2000 from the Borrowers and PVCCISC in favor of PNC in the original principal amount of $12,768,964.17;

            (b) Revolving Credit Note dated November 19, 2002 from the Borrowers and PVCCISC in favor of LaSalle Business Credit, Inc. in the original principal amount of $6,467,347.07; and

            (c) Revolving Credit Note dated August 31, 2000 from the Borrowers and PVCCISC in favor of National City Commercial Finance, Inc. in the original principal amount of $5,763,688.76.

      The Borrowers hereby further acknowledge and confirm that the Revolving Credit Notes referred to in clauses (a) and (b) above were previously issued in replacement and substitution for the following Revolving Credit Notes:

                  (x) Revolving Credit Note dated August 31, 2000 from the Borrowers and PVCCISC in favor of PNC in the original principal amount of $13,472,622.48; and

                  (y) Revolving Credit Note dated August 31, 2000 from the Borrowers and PVCCISC in favor of National Bank of Canada in the original principal amount of $5,763,688.76.

      The Borrowers hereby further acknowledge and confirm that the Revolving Credit Notes referred to in clauses (c), (x) and (y) above were previously issued in replacement and substitution for the Revolving Credit Note dated August 31, 2000 from the Borrowers and PVCCISC in favor of PNC in the original principal amount of $25,000,000.00.

      The Borrowers hereby further acknowledge and confirm that the Term Note referred to in clause (ii) above is being issued in replacement and substitution for the following Term Notes and Equipment Notes:

                  (A) Term Note dated August 31, 2000 from the Borrowers and PVCCISC in favor of PNC in the original principal amount of $6,222,571.62;

                  (B) Term Note dated November 19, 2002 from the Borrowers and PVCCISC in favor of LaSalle Business Credit, Inc. in the original principal amount of $2,176,149.50;

                  (C) Term Note dated August 31, 2000 from the Borrowers and PVCCISC in favor of National City Commercial Finance, Inc. in the original principal amount of $2,808,760.81;

                  (D) Equipment Note dated February 28, 2001 from the Borrowers and PVCCISC in favor of PNC in the original principal amount of $1,021,517.13;

                  (E) Equipment Note dated November 19, 2002 from the Borrowers and PVCCISC in favor of LaSalle Business Credit, Inc. in the original principal amount of $333,044.71;

                  (F) Equipment Note dated February 28, 2001 from the Borrowers and PVCCISC in favor of National City Commercial Finance, Inc. in the original principal amount of $461,095.10;

                  (G) Equipment Note dated June 11, 2003 from the Borrowers and PVCCISC in favor of PNC in the original principal amount of $766,137.85;

                  (H) Equipment Note dated June 11, 2003 from the Borrowers and PVCCISC in favor of LaSalle Business Credit, LLC in the original principal amount of $388,040.82; and

                  (I) Equipment Note dated June 11, 2003 from the Borrowers and PVCCISC in favor of National City Commercial Finance, Inc. in the original principal amount of $345,821.33.

      The Borrowers hereby further acknowledge and confirm that the Term Notes referred to in clauses (A) and (B) above were previously issued in replacement and substitution for the following Term Notes:

                  (AAA) Term Note dated August 31, 2000 from the Borrowers and PVCCISC in favor of PNC in the original principal amount of $6,565,478.38; and

                  (BBB) Term Note dated August 31, 2000 from the Borrowers and PVCCISC in favor of National Bank of Canada in the original principal amount of $2,808,760.81.

      The Borrowers hereby further acknowledge and confirm that the Equipment Notes referred to in (D) and (E) above were previously issued in replacement and substitution for the following Equipment Notes:

                  (AAAA) Equipment Note dated February 28, 2001 from the Borrowers and PVCCISC in favor of PNC in the original principal amount of $1,077,809.80; and

                  (BBBB) Equipment Note dated February 28, 2001 from the Borrowers and PVCCISC in favor of National Bank of Canada in the original principal amount of $461,095.10.

      The Borrowers hereby further acknowledge and confirm that the Term Notes referred to in clauses (C), (AAA) and (BBB) were previously issued in replacement and substitution for the Term Note dated August 31, 2000 from the Borrowers and PVCCISC in favor of PNC in the original principal amount of $12,183,000.00.

      27. The Borrowers hereby acknowledge that the Agent shall be conducting UCC lien searches and title searches after the date hereof with respect to the Borrowers and the Collateral. The Borrowers hereby acknowledge that they are obligated to pay all costs, expenses and disbursements associated with such searches pursuant to Section 16.9 of the Credit Agreement, as well as all other costs, expenses and disbursements of the Agent and the sole Lender in connection with this Amendment, including, without limitation, reasonable attorneys' fees.

      28. The Borrowers hereby confirm that all liens granted on the Collateral shall continue unimpaired and in full force and effect.

      29. This Amendment may be executed in several counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute one agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

      30. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applied to contracts to be performed wholly within the State of New York, without giving effect to the principles of conflicts of law. This Amendment shall be binding upon and inure to the benefit of the Borrowers, the Lenders and the Agent, and their respective successors and permitted assigns.

      31. From and after the effectiveness hereof, all references to the Credit Agreement in the Other Documents shall mean the Credit Agreement as amended and modified by this Amendment.

      32. Except as amended and otherwise modified by this Amendment, the Credit Agreement and the Other Documents shall remain in full force and effect in accordance with their respective terms. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of the Credit Agreement or any Other Document, a waiver of any Default or Event of Default thereunder, or a waiver or release of any of Agent's or any Lender's rights or remedies (all of which are hereby reserved). THE BORROWERS EXPRESSLY RATIFY AND CONFIRM THE WAIVER OF JURY TRIAL AND OTHER PROVISIONS OF SECTION 12.3 OF THE CREDIT AGREEMENT.

            [SPACE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ATTEST:                            PVC CONTAINER CORPORATION,
                                   a Delaware corporation

By: /s/ Jeffrey Shapiro            By: /s/ William J. Bergen
    ----------------------------       -----------------------------------------
Name:  Jeffrey Shapiro             Name:  William J. Bergen
Title: Senior Vice President and   Title: President and Chief Executive Officer
       Chief Financial Officer

                  [Seal]

ATTEST:                            NOVATEC PLASTICS CORPORATION,
                                   a Delaware corporation

By: /s/ Jeffrey Shapiro            By: /s/ William J. Bergen
    ----------------------------       -----------------------------------------
Name:  Jeffrey Shapiro             Name:  William J. Bergen
Title: Senior Vice President and   Title: President and Chief Executive Officer
       Chief Financial Officer

                  [Seal]

ATTEST:                            NOVAPAK CORPORATION,
                                   a Delaware corporation

By: /s/ Jeffrey Shapiro            By: /s/ William J. Bergen
    ----------------------------       -----------------------------------------
Name:  Jeffrey Shapiro             Name:  William J. Bergen
Title: Senior Vice President and   Title: President and Chief Executive Officer
       Chief Financial Officer

                  [Seal]

ATTEST:                            AIROPAK CORPORATION,
                                   a Delaware corporation

By:  /s/ Jeffrey Shapiro           By: /s/ William J. Bergen
    ----------------------------       -----------------------------------------
Name:  Jeffrey Shapiro             Name:  William J. Bergen
Title: Senior Vice President and   Title: President and Chief Executive Officer
       Chief Financial Officer

                  [Seal]

               [FIRST OF THREE SIGNATURE PAGES TO FOURTH AMENDMENT]

ATTEST:                            MARPAC INDUSTRIES, INC.,
                                   a New York corporation

By: /s/ Jeffrey Shapiro            By: /s/ William J. Bergen
   -----------------------------       -----------------------------------------
Name:  Jeffrey Shapiro             Name:  William J. Bergen
Title: Senior Vice President and   Title: President and Chief Executive Officer
       Chief Financial Officer

                  [Seal]

ATTEST:                            MARPAC SOUTHWEST, INC.,
                                   an Oklahoma corporation

By: /s/ Jeffrey Shapiro            By: /s/ William J. Bergen
   -----------------------------       -----------------------------------------
Name:  Jeffrey Shapiro             Name:  William J. Bergen
Title: Senior Vice President and   Title: President and Chief Executive Officer
       Chief Financial Officer

                  [Seal]

              [SECOND OF THREE SIGNATURE PAGES TO FOURTH AMENDMENT]

PNC BANK, NATIONAL ASSOCIATION,
                                as Lender and as Agent

                                By: /s/ Patrick Mc Connell
                                    ------------------------
                                Name: Patrick Mc Connell
                                Title: Vice President

              [THIRD OF THREE SIGNATURE PAGES TO FOURTH AMENDMENT]

STATE OF NEW JERSEY             )                  Diane M. Boiven
                                )     SS.:   Notary Public of New Jersey
COUNTY OF MONMOUTH              )          Commission Expires Jan. 27, 2007

      On the 15th day of November, in the year 2004 before me, the undersigned, personally appeared William J. Bergen, to me known, who, being by me duly sworn, did depose and say that he is the President and Chief Executive Officer of PVC CONTAINER CORPORATION, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                                                 /s/ Diane M. Boiven
                                                 -------------------------------

STATE OF NEW JERSEY             )                   Diane M. Boiven
                                )     SS.:     Notary Public of New Jersey
COUNTY OF MONMOUTH              )          My Commission Expires Jan. 27, 2007

      On the 15th day of November, in the year 2004 before me, the undersigned, personally appeared William J. Bergen, to me known, who, being by me duly sworn, did depose and say that he is the President and Chief Executive Officer of NOVATEC PLASTICS CORPORATION, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                                                 /s/ Diane M. Boiven
                                                 -------------------------------

STATE OF NEW JERSEY             )                   Diane M. Boiven
                                )     SS.:     Notary Public of New Jersey
COUNTY OF MONMOUTH              )          My Commission Expires Jan. 27, 2007

      On the 15th day of November, in the year 2004 before me, the undersigned, personally appeared William J. Bergen, to me known, who, being by me duly sworn, did depose and say that he is the President and Chief Executive Officer of NOVAPAK CORPORATION, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                                                 /s/ Diane M. Boiven
                                                 -------------------------------

STATE OF NEW JERSEY             )                 Diane M. Boiven
                                )     SS.:    Notary Public of New Jersey
COUNTY OF MONMOUTH              )          My Commission Expires Jan. 27, 2007

      On the 15th day of November, in the year 2004 before me, the undersigned, personally appeared William J. Bergen, to me known, who, being by me duly sworn, did depose and say that he is the President and Chief Executive Officer of AIROPAK CORPORATION, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                                                 /s/ Diane M. Boiven
                                                 -------------------------------

STATE OF NEW JERSEY             )                   Diane M. Boiven
                                )     SS.:     Notary Public of New Jersey
COUNTY OF MONMOUTH              )          My Commission Expires Jan. 27, 2007

      On the 15th day of November, in the year 2004 before me, the undersigned, personally appeared William J. Bergen, to me known, who, being by me duly sworn, did depose and say that he is the President and Chief Executive Officer of MARPAC INDUSTRIES, INC., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                                                 /s/ Diane M. Boiven
                                                 -------------------------------

STATE OF NEW JERSEY             )                 Diane M. Boiven
                                )     SS.:   Notary Public of New Jersey
COUNTY OF MONMOUTH              )          My Commission Expires Jan. 27, 2007

      On the 15th day of November, in the year 2004 before me, the undersigned, personally appeared William J. Bergen, to me known, who, being by me duly sworn, did depose and say that he is the President and Chief Executive Officer of MARPAC SOUTHWEST, INC., the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.

                                                 /s/ Diane M. Boiven
                                                 -------------------------------

                                                    Diane M. Boiven
                                               Notary Public of New Jersey
                                            My Commission Expires Jan. 27, 2007